SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS RREEF Global Real Estate Securities Fund

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of the fund’s summary prospectus.

John F. Robertson, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2006.

Daniel Ekins, Managing Director. Portfolio Manager of the fund. Joined the fund in 2006.

John Hammond, Managing Director. Portfolio Manager of the fund. Joined the fund in 2006.

John W. Vojticek, Managing Director. Portfolio Manager of the fund. Joined the fund in 2006.

Jerry W. Ehlinger, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2010.

Ross McGlade, Director. Portfolio Manager of the fund. Joined the fund in 2010.

Chris Robinson, Director. Portfolio Manager of the fund. Joined the fund in 2012.

Please Retain This Supplement for Future Reference

August 27, 2012
PROSTKR-174